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            [AVEMCO CORPORATION ORGANIZATIONAL CHART APPEARS HERE]

                                March 24, 1997

                              AVEMCO CORPORATION
                            Parent Holding Company
                           (New York Stock Exchange)

                                  (Delaware)

        100% Stock
AVEMCO INSURANCE COMPANY
        (Maryland)

                        100% Stock
                U.S. SPECIALTY INSURANCE COMPANY
                        (Maryland)



        100% Stock
SPECIALTY INSURANCE UNDERWRITERS, INC.
    Attorney-In-Fact for NIU
        (Missouri)

                        Attorney-In-Fact
                            Contract
                NATIONAL INSURANCE UNDERWRITERS, (NIU)
                A Reciprocal Insurance Exchange
                        (Missouri)


        100% Stock
BROOKS-SHETTLE COMPANY
dba International Group Services
dba Hinchcliff International
        (Maryland)


        100% Stock
LOSS MANAGEMENT SERVICES, INC.
        (Maryland)


        100% Stock
MATTERHORN BANK PROGRAMS, INC.
        (Maryland)

                        100% Stock
           Matterhorn Bank Programs of Georgia, Inc.
                        (Georgia)

                        100% Stock
                    KFA HOLDINGS, INC.
                        (Maryland)

                                        100% Stock
                                         KFA, INC.
                                         (Oklahoma)


       100% Stock
THE WHEATLEY GROUP, LTD.
       (New York)


                100% Stock
EASTERN AVIATION AND MARINE UNDERWRITERS, INC.
                (Maryland)


       100% Stock
MEDEX ASSISTANCE CORPORATION
       (Maryland)

                        100% Stock
                     MEDEXPRESS, INC.
                        (Maryland)

                                        100% Stock
                                    TRAVEL EXPRESS, INC.
                                        (Maryland)

                        100% Stock
               MEDEX ASSISTANCE (EUROPE) PLC
                          (U.K.)


        99.9% Stock
AIRWAY ASSOCIATES, INC.
        (Michigan)

                        100% Stock
                 AIRWAY UNDERWRITERS, INC.
                          (Texas)